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                         SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C.
                         -----------------------------------

                                       FORM 8-K

                                 CURRENT REPORT PURSUANT
                              TO SECTION 13 OR 15(D) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------------

            Date of Report (Date of Earliest Event Reported):  May 6, 1999

                         -------------------------------------

                                  MEDIAONE GROUP, INC.
               (Exact Name of Registrat as Specified in its Charter)


                                      DELAWARE
                 (State or Other Jurisdiction of Incorporation)
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             1-8611                                   84-0926774
     (Commission File Number)           (I.R.S. Employer Identification No.)
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      188 INVERNESS DRIVE WEST
         ENGLEWOOD, COLORADO                           80112
 (Address of Principal Executive Offices)            (Zip Code)
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                                   (303) 858-3000
               (Registrant's Telephone Number, Including Area Code)
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                                        N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5                   Other Events.

     On May 6, 1999, MediaOne Group, Inc. ("MediaOne") and AT&T Corp. ("AT&T") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which MediaOne will be merged with and into a wholly owned subsidiary of AT&T (the "Merger"). Upon consummation of the Merger, the separate corporate existence of MediaOne will cease, and the existing stockholders of MediaOne will receive cash and/or stock of AT&T in accordance with the terms of the Merger Agreement.

     The consummation of the Merger is subject to certain conditions, including approval by the stockholders of MediaOne.
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Item 7.                  Exhibits

Exhibit No.              Exhibit
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2                        Agreement and Plan of Merger, dated as of May 6, 1999,
                         by and among AT&T Corp., Meteor Acquisition Inc. and
                         MediaOne Group, Inc.

99                       Press Release dated May 6, 1999
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                                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             MEDIAONE GROUP, INC.

                                        By:  /s/  Stephen E. Brilz
                                             ----------------------
                                             Name:   Stephen E. Brilz
                                             Title:  Assistant Secretary

Date:  May 6, 1999


                                        EXHIBIT INDEX
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Exhibit No.              Exhibit
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2                        Agreement and Plan of Merger, dated as of May 6, 1999,
                         by and among AT&T Corp., Meteor Acquisition Inc. and MediaOne Group, Inc.

99                       Press Release dated May 6, 1999
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